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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K

                                 CURRENT REPORT

      Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of eariest event report)          May 28, 1996
                                             ---------------------------------
                           Security Chicago Corp.
- ------------------------------------------------------------------------------
              (Exact name of registrant as specified in its charter)

        Delaware                        0-11401                     36-3236203
- ------------------------------------------------------------------------------
(State or other jurisdiction          (Commission             (IRS Employer
   of incorporation)                  File Number)         Identification No.)

                     196 East Pearson, Chicago, Illinois 60611
- ------------------------------------------------------------------------------
                     (Address of principal executive offices)

Registrant's telephone number, including area code        (312) 280-0360
                                                   ---------------------------

- ------------------------------------------------------------------------------
        (Former name or former adress, if changed since last report.)

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                                    FORM 8-K


                             SECURITY CHICAGO CORP.


ITEM 5. Other Events.
        -------------

     On May 28, 1996, Security Chicago Corp. (the "Registrant") entered into an Agreement and Plan of Merger (the "Agreement") with TDI Financial Corp. ("TDI") and its subsidiary, Alpha Acquisition Corp. ("Alpha"), pursuant to which the Registrant will be merged with Alpha, and the current shareholders of the Registrant will receive $60.00 per share in cash as consideration for their shares of the Common Stock of the Registrant.

     Consummation of the transaction contemplated by the Agreement (the "Transaction") is subject to the approval of Federal and State bank regulators, inasmuch as the Registrant is a bank holding company. Consummation of the Transaction is also subject to the approval of the shareholders of the Registrant.

     The terms and conditions of the Transaction are set forth in the Agreement, a copy of which is attached hereto as Exhibit A. Also Attached hereto as exhibits are the letter, dated May 28, 1996, sent by the Chairman of the Registrant to the Registrant's shareholders announcing the signing of the Agreement (Exhibit B), and the press release, dated May 29, 1996, that was jointly issued by the Registrant and TDI with respect to the Transaction (Exhibit C).

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                                     SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                SECURITY CHICAGO CORP.
                                         ------------------------------------
                                                     (Registrant)

Date           June 3, 1996                     /s/ Thomas R. Beverlin
     ---------------------------------   ------------------------------------
                                                      (Signature)*
                                         Thomas R. Beverlin,
                                         Executive Vice President

*Print name and title of the signing officer under his signature.

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                                    FORM 8-K


                             SECURITY CHICAGO CORP.

                                LIST OF EXHIBITS


Exhibit A --   Agreement and Plan of Merger, dated May 28, 1996, by and among the Registrant, TDI Financial Corp. and Alpha Acquisition Corp.


Exhibit B --   Letter, dated May 28, 1996, from the Chairman of the Registrant to the shareholders of the Registrant.


Exhibit C --   Press Release, dated May 29, 1996, jointly issued by the
               Registrant and TDI Financial Corp.